UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2020

Cerus Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-21937	68-0262011
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Concord Avenue, Suite 600 Concord, California	94520
(Address of principal executive offices)	(Zip Code)

(925) 288-6000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CERS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(c) The Board of Directors (the “Board”) of Cerus Corporation (the “Company”) appointed Vivek K. Jayaraman, the Company’s current Chief Commercial Officer, as the Company’s Chief Operating Officer, effective March 1, 2020.

Mr. Jayaraman, 45, has served as the Company’s Chief Commercial Officer since August 2016. From October 2009 to February 2016, Mr. Jayaraman served as Vice President, Sales and Marketing of TriVascular Technologies, Inc. (“TriVascular”), where he oversaw TriVascular’s commercial expansion as the company grew from a preclinical, venture-backed startup into a publicly traded, global medical device company. Mr. Jayaraman received his MBA from the Wharton School at the University of Pennsylvania and holds dual bachelor’s degrees from the University of Michigan.

In connection with Mr. Jayaraman’s appointment as Chief Operating Officer, the Board approved the following changes to Mr. Jayaraman’s compensation, effective as of March 1, 2020:

1.	an increase in Mr. Jayaraman’s annual base salary from $434,805 per year to $478,286 per year;

2.	the grant of an option to purchase 260,000 shares of the Company’s Common Stock at an exercise price equal to the closing price of the Company’s Common Stock on March 2, 2020, which shall vest as to 1/4 of the shares on March 1, 2021 and as to the remainder of the shares in 36 equal monthly installments thereafter; and

3.	the grant of 130,000 restricted stock units, which shall vest in three equal annual installments, commencing on March 12, 2021.

A copy of the Company’s press release, entitled “Cerus Corporation Announces Strategic Organizational Changes” is furnished as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits.

        The following exhibit is furnished with this report:

99.1	Press release, dated March 2, 2020, entitled “Cerus Corporation Announces Strategic Organizational Changes.”

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERUS CORPORATION

Dated: March 2, 2020	By:	/s/ Chrystal N. Menard
Chrystal N. Menard
Chief Legal Officer and General Counsel

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